UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 15, 2008

BIOSANTE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Barclay Boulevard Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 478-0500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01                                             Entry into a Material Definitive Agreement.

On December 15, 2008, BioSante Pharmaceuticals, Inc. (“BioSante”) entered into a Committed Equity Financing Facility (the “CEFF”) with Kingsbridge Capital Limited (“Kingsbridge”), pursuant to which Kingsbridge has committed to provide up to $25 million of capital for a period of two years through the purchase of newly-issued shares of BioSante’s common stock.  The terms of the CEFF are set forth in a Common Stock Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”), each of which was entered into with Kingsbridge on December 15, 2008.  Subject to certain conditions, the CEFF allows BioSante to raise capital as required, at the time and in the amounts deemed suitable to BioSante, at BioSante’s sole discretion, during the two-year period following the effectiveness of the registration statement to be filed by BioSante with the Securities and Exchange Commission covering the resale of the shares of BioSante’s common stock issuable in connection with the CEFF and upon the exercise of the warrant described below.

Under the terms of the CEFF, the maximum number of shares that BioSante may sell is 5,680,840 shares (exclusive of the 300,000 shares underlying a warrant issued concurrently to Kingsbridge with the CEFF).  Subject to certain conditions and limitations, from time to time under the Purchase Agreement, BioSante may, at its sole discretion, require Kingsbridge to purchase newly-issued shares of its common stock in tranches of up to a maximum amount of the lesser of (i) (a) 1.5% of BioSante’s market capitalization if its market capitalization at the time of the draw down of such tranche is at least $325 million, (b) 1.0% of BioSante’s market capitalization if its market capitalization at the time of the draw down of such tranche is at least $180 million and less than $325 million, or (c) 0.5% of BioSante’s market capitalization if its market capitalization at the time of the draw down of such tranche is at least $35 million and less than $180 million and (ii) $5 million.  Each tranche will be issued and priced over an eight-day pricing period. Kingsbridge will purchase shares of common stock pursuant to the CEFF at discounts ranging from 8% to 14% depending on the volume-weighted average price of BioSante’s common stock during the eight-day pricing period, provided that the minimum acceptable purchase price for any shares to be issued to Kingsbridge during the eight-day period will be equal to the higher of $1.15 or 90% of BioSante’s common stock closing sale price the day before the commencement of each draw down.

BioSante is not obligated to sell any of the $25 million of common stock available under the CEFF and there are no minimum commitments or minimum use penalties.  BioSante is not prohibited from conducting additional debt or equity financings, other than certain financings involving the issuance of “future-priced securities,” which are defined to include securities where the purchase, conversion or exchange price is determined using any floating discount or post-issuance adjustable discount to the market price of BioSante’s common stock.  The Purchase Agreement does not contain any restrictions on BioSante’s operating, licensing and M&A activities, automatic pricing resets or minimum market volume restrictions.  Kingsbridge has agreed that throughout the term of the CEFF, neither it nor any of its affiliates will enter into or execute a short sale of any of BioSante’s securities.

BioSante may terminate the CEFF upon one trading day’s notice to Kingsbridge, except that BioSante may not terminate the CEFF during any draw down pricing period.  Kingsbridge may, upon one trading day’s notice to BioSante, terminate the CEFF if BioSante enters into a transaction prohibited by the Purchase Agreement without Kingsbridge’s prior written consent or if Kingsbridge provides notice to BioSante of a material adverse event relating to BioSante’s business and the event continues for 10 trading days after the notice.  Kingsbridge may also terminate the CEFF upon one trading day’s notice to BioSante at any time in the event that a registration statement is not initially declared effective in accordance with the Registration Rights Agreement.  In addition, either BioSante or Kingsbridge may terminate the CEFF upon one trading day’s notice if the other party has breached a material representation, warranty or covenant to the Purchase Agreement and such breach is not remedied within 10 trading days after notice of such breach is delivered to the breaching party.

In connection with the CEFF, BioSante issued a warrant to Kingsbridge (the “Warrant”) to purchase up to 300,000 shares of common stock at an exercise price of $4.00 per share.  The Warrant will become exercisable after the six-month anniversary of the date of the Purchase Agreement, and will remain exercisable, subject to certain exceptions, for a period of five years thereafter.

The CEFF requires BioSante to file a resale registration statement with respect to the resale of shares issued pursuant to the CEFF and underlying the warrant within 60 days of entering into the CEFF, and to use commercially reasonable efforts to have such registration statement declared effective by the Securities and Exchange Commission within 180 days of entering into the CEFF.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, Registration Rights Agreement and the Warrant, which are filed as Exhibits 10.1, 10.2 and 4.1, respectively, to this report and are incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02                                             Unregistered Sales of Equity Securities.

BioSante relied on the exemption from registration contained in Section 4(2) of the Securities Act, and Rule 506 of Regulation D, in connection with obtaining Kingsbridge’s commitment under the CEFF and for the issuance of the Warrant in consideration of such commitment. The Warrant and the shares of common stock issuable under the CEFF, and the shares issuable upon the exercise of each of the Warrant, have not been registered under the Securities Act, or state securities laws, and may not be offered or sold in the United States without being registered with the SEC or through an applicable exemption from SEC registration requirements.

The other information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
4.1	Warrant dated December 15, 2008 issued by BioSante Pharmaceuticals, Inc. to Kingsbridge Capital Limited

10.1	Common Stock Purchase Agreement dated as of December 15, 2008 between BioSante Pharmaceuticals, Inc. and Kingsbridge Capital Limited

10.2	Registration Rights Agreement dated as of December 15, 2008 between BioSante Pharmaceuticals, Inc. and Kingsbridge Capital Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.

		By:	/s/ Phillip B. Donenberg
Phillip B. Donenberg
Chief Financial Officer, Treasurer and Secretary

Dated:	December 18, 2008

BIOSANTE PHARMACEUTICALS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
4.1	Warrant dated December 15, 2008 issued by BioSante Pharmaceuticals, Inc. to Kingsbridge Capital Limited	Filed herewith

10.1	Common Stock Purchase Agreement dated December 15, 2008 between BioSante Pharmaceuticals, Inc. and Kingsbridge Capital Limited	Filed herewith

10.2	Registration Rights Agreement dated December 15, 2008 between BioSante Pharmaceuticals, Inc. and Kingsbridge Capital Limited	Filed herewith